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                                                                    EXHIBIT 23.8


                        CONSENT OF INDEPENDENT APPRAISER

We consent to the reference to us in Newmont Mining Corporation's Amended Annual Report on Form 10-K/A for the year ended December 31, 2002, which is incorporated by reference in this Registration Statement on Form S-3. We also consent to the reference to us as "Experts" in such Registration Statement.



Behre Dolbear & Company, Inc.

By:  /s/ Robert L. Wells
Title:  Chief Financial Officer


November 5, 2003
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